                                                                  EXHIBIT 10.147

                             NON-COMPETE AGREEMENT

         THIS NON-COMPETE AGREEMENT ("Agreement") is made as of November 7, 2002 ("Effective Date"), by and between Associated Staffing Resources, Inc. a California corporation which is a wholly owned subsidiary of OptimumCare Corporation ("the Company") and Kyle Menichetti Krogh ("Owner").

         A. The Company has entered into an Asset Purchase Agreement dated November 1, 2002 ("Asset Purchase Agreement") pursuant to which the Company is acquiring all of the assets and goodwill of the business known as Social Work Services, Inc. ("Seller") owned by Owner.

         B.       The Company intends to continue the business of Seller.

         C. As an inducement to the Company to carry out the transactions contemplated by the Asset Purchase Agreement, Owner has agreed to execute this Agreement with the Company.

         Accordingly and in consideration of the mutual promises and covenants herein contained, the Company and Owner agree as follows:

         1.       Disclosure and Use of Confidential Information.

                  1.1 As used herein, the term "Confidential Information" means any and all trade secrets or other confidential information of any kind, nature or description concerning any matters affecting or relating to the business of the Company that derives economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use and which is the subject of efforts by the Company that are reasonable under the circumstances to maintain its secrecy Confidential Information includes, but is not limited to, operations and financial information concerning the Company's business; customer names, addresses, buying habits, needs and the methods of fulfilling those needs; supplier names, addresses and pricing policies; and the Company's pricing policies. The term "Confidential Information" does not include information which
(i) becomes generally available to the public other than as a result of a disclosure by Owner or his agents or advisors, or (ii) becomes available to Owner on a non-confidential basis from a source other than the Company or its advisors, provided that such source is not bound by a confidentiality agreement with or other obligation of secrecy to the Company or another party.

                  1.2 Owner will keep confidential and will not directly or indirectly divulge to anyone (except as required by applicable law or in connection with the performance of Owner's duties and responsibilities as consultants hereunder), to the extent practicable, or use or otherwise appropriate for Owner's own benefit, or on behalf of any other person, firm, partnership or corporation by whom Owner might subsequently be hired as a consultant or otherwise associated or affiliated with, any Confidential Information.

                  1.3 All documents, memoranda, reports, notebooks, correspondence, files, lists and other records, and the like, specifications, computer software and computer equipment, computer printouts, computer disks, and all photocopies or other reproductions thereof, affecting or relating to the business of the Company, which Owner shall prepare, use, construct, observe, possess or control ("Company Materials"), shall be and remain the sole property of the Company. Upon termination of this Agreement, Owner shall deliver promptly to the Company all such the Company Materials.

         2.       Non-Competition Agreement.

                  2.1 For a period of five (5) years from the Effective Date, neither Owner nor any entity in which Owner has a direct or indirect beneficial interest (as hereinafter defined) will in Los Angeles, Orange, San Bernardino and Riverside Counties, in the State of California ("Territory"), without the prior written consent of the Company, for Owner's benefit or on behalf of any person, partnership, trust, corporation or other entity other than the Company either as an employee, officer, director, partner, shareholder, consultant or independent contractor, directly or indirectly, manage, consult, advise, or in any other capacity whatsoever own, manage, or in any way "participate" in the operation of any business in the Territory which is engaged in the business of providing social worker, nursing and other staffing for medical facilities. For purposes of this subparagraph, the term "participate" shall mean, in addition to the capacities listed above, to carry on, or otherwise be engaged, or have a financial interest in, or act as a consultant or advisor to, either solely or jointly, or together with or as an employee, manager or agent for any other person. For purposes of this Agreement, "beneficial interest" means any interest as an officer, director, stockholder, partner, member, associate, lender or as an affiliate of a person or entity having such relationship. Nothing contained herein shall prohibit Owner from owning less than five percent (5%) of the securities of a public company traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market System.

                  2.2 Owner further agrees that no entity in which Owner has a direct or indirect beneficial interest in excess of ten percent (10%) will, for a period of five (5) years after the Effective Date, hire, entice away, or in any other manner persuade any former employee of Seller or future employee of the Company or its successors to discontinue his or her relationship with the Company as an employee thereof.

                  2.3 The parties hereto acknowledge and agree that consideration has been given to the nature and scope of the business to be conducted hereafter by the Company and that the territorial and time limitations are in all respects fair and reasonable in view of the facts involved. The parties further agree that the Company will be irreparably damaged in the event of a breach of any of the covenants set forth in this Agreement, and accordingly, Owner agrees that such covenants shall be specifically enforceable and that, in addition to any other remedies, any breach or threatened breach thereof may be enjoined by any court of competent jurisdiction. It is further agreed that any material breach or violation of any of the terms of this Agreement by any party hereto will result in immediate and irreparable injury to the other party and the parties hereby consent to injunction and/or specific performance as well as to all other legal or equitable remedies to which such injured party may be entitled hereunder.

                  2.4 The covenants of Section 2 shall be construed as separate covenants covering their subject matter in each of the separate counties in which the Company transacts its business; to the extent that any covenant shall be judicially unenforceable in any one or more of such counties, such covenant shall not be affected with respect to each other county, each covenant with respect to each county being severable and independent. If in any judicial proceeding, a court shall refuse to enforce this Agreement, whether because the time limit is too long or because the restrictions contained herein are more extensive (whether as to geographic area, scope of business or otherwise) than is necessary to protect the business and goodwill of the Company, it is expressly understood and agreed between the parties hereto that this Agreement is deemed modified to the extent necessary to permit this Agreement to be enforced in any such proceedings. For purposes of this Agreement, the term "Company" shall be deemed to include any corporation or other entity which is in control of, controlled by, or under common control with the Company.

         3. Severability. With respect to any provision of this Agreement finally determined by a court of competent jurisdiction to be unenforceable, Owner and the Company hereby agree that such court shall have jurisdiction to reform this Agreement so that it is enforceable to the maximum extent permitted by law, and the parties agree to abide by such court's determination. If such unenforceable provisions cannot be so reformed, such provision shall be deemed to be severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

         4. Amendment and Modification. Subject to applicable law, this Agreement may be amended or modified by the parties hereto; provided, however, that all such amendments and modifications must be in writing duly executed by all of the parties hereto.

         5. Waiver of Compliance; Consents. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the party entitled hereby to such compliance, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No single or partial exercise of a right or remedy will preclude any other or further exercise thereof or of any other right or remedy hereunder. Whenever this Agreement requires or permits the consent by or on behalf of a party, such consent will be given in writing in the same manner as for waivers of compliance.

         6. Notices. All notices, requests, demands and other communications required or permitted hereunder must be made in writing and will be deemed to have been duly given and effective: (i) on the date of delivery, if delivered personally; (ii) on the earlier of the fourth (4th) business day after mailing or the date of the return receipt acknowledgment, if mailed, postage prepaid, by certified or registered mail, return receipt requested; or (iii) on the date of transmission, if sent by facsimile, telecopy, telegraph, telex or other similar telegraphic communications equipment:

                  if to Owner:

                           Kyle Menichetti Krogh
                           4430 Pennsylvania Avenue
                           Fair Oaks, CA 95628
or to such other person or address as Owner furnishes to the Company in writing in accordance with this subsection.

                  if to the Company:

                           Associated Staffing Resources, Inc.
                           c/o OptimumCare Corporation
                           5850 Hannum Avenue
                           Culver City, CA  90230
                           (310) 410-5148 facsimile

or to such other person or address as the Company furnishes to Owner hereto in writing in accordance with this subsection.

         7. Governing Law. This Agreement and the legal relations among the parties hereto will be governed by and construed in accordance with the internal substantive laws of the State of California (without regard to the laws of conflict that might otherwise apply) as to all matters, including without limitation matters of validity, construction, effect, performance and remedies.

         8. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, warranties, agreements, covenants or undertakings, other than those expressly set forth or referred to in this Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to the matters contemplated by this Agreement.

         10. Attorneys' Fees. Should any litigation be commenced between the parties hereto concerning any provision of this Agreement or the rights and duties of any person in relation thereto, the party prevailing in such litigation shall be entitled, in addition to such other relief that may be granted, to a reasonable sum as and for his or its attorneys' fees in such litigation.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

                                             ASSOCIATED STAFFING RESOURCES,
                                             INC.

                                             By:________________________________
                                                Edward A. Johnson

                                             ___________________________________
                                             KYLE MENICHETTI KROGH